UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2009

DISCOVER FINANCIAL SERVICES

(Exact name of registrant as specified in its charter)

Commission File Number: 001-33378

Delaware	36-2517428
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2500 Lake Cook Road, Riverwoods, Illinois 60015

(Address of principal executive offices, including zip code)

(224) 405-0900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On July 7, 2009, Discover Financial Services (the “Company”) entered into an Underwriting Agreement with J.P. Morgan Securities Inc., as representative of the underwriters listed on Schedule 1 thereto (the “Common Stock Underwriting Agreement”) relating to its offering of 54,054,055 shares of its common stock, par value $0.01 per share (the “Common Stock”), at a public offering price of $9.25 per share. Pursuant to the Common Stock Underwriting Agreement, the underwriters have a 30-day option to purchase up to an additional 8,108,108 shares of Common Stock to cover over-allotments, if any. The offering of the Common Stock has been registered under the Securities Act of 1933, as amended, by the Company as part of its Registration Statement on Form S-3 (Registration No. 333-160447) (“Form S-3”) filed with the Securities and Exchange Commission (the “SEC”). The Common Stock Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On July 10, 2009, the Company priced its offering of $400,000,000 aggregate principal amount of 10.250% senior notes due 2019 (the “Notes”), at a public offering price of 100% of the face amount, and entered into an Underwriting Agreement with J.P. Morgan Securities Inc., as representative of the underwriters listed on Schedule 1 thereto (the “Notes Underwriting Agreement”) relating to the Notes. The Notes will be issued pursuant to a Senior Indenture, dated as of June 12, 2007, between the Company and U.S. Bank National Association, as trustee. The offering of the Notes has been registered under the Securities Act of 1933, as amended, by the Company as part of its Form S-3 filed with the SEC. The Notes Underwriting Agreement is filed as Exhibit 1.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 7, 2009, between the Company and J.P. Morgan Securities Inc., as representative to the several Underwriters listed on Schedule 1 thereto, relating to the Company’s Common Stock offering

1.2	Underwriting Agreement, dated July 10, 2009, between the Company and J.P. Morgan Securities Inc., as representative to the several Underwriters listed on Schedule 1 thereto, relating to the Company’s senior notes offering

5.1	Opinion of Sidley Austin LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISCOVER FINANCIAL SERVICES

Dated: July 13, 2009	By:	/s/ D. Christopher Greene
Name: D. Christopher Greene
Title: Vice President, Assistant General Counsel
and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 7, 2009, between the Company and J.P. Morgan Securities Inc., as representative to the several Underwriters listed on Schedule 1 thereto, relating to the Company’s Common Stock offering

1.2	Underwriting Agreement, dated July 10, 2009, between the Company and J.P. Morgan Securities Inc., as representative to the several Underwriters listed on Schedule 1 thereto, relating to the Company’s senior notes offering

5.1	Opinion of Sidley Austin LLP